Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), effective as of January 22, 2026 (the “Amendment Effective Date”), is by and between Armistice Capital, LLC or its assigns (“Holder”) and Aethlon Medical, Inc., a Nevada corporation (the “Company”), and amends that certain Securities Purchase Agreement dated December 5, 2025, by and between the Company and Holder (the “SPA”). Capitalized terms used in this Amendment but not defined herein shall have the respective meanings ascribed to them in the SPA.

WHEREAS, in accordance with the SPA, the Company desires to amend the SPA, pursuant to section 5.5 thereof, as provided in this Amendment, and Holder is willing to agree to the foregoing subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and Holder hereto agree as follows:

1.	Amendments. Upon the effectiveness of this Amendment, in accordance with the provisions hereof and notwithstanding anything to the contrary contained in the SPA:

a.	Pre-Funded Warrant. The definition of “Pre-Funded Warrant” in Section 1.1 of the Agreement is hereby amended to add the following immediately preceding the last word “hereto”:

“, as amended from time to time.”

b.	Shareholder Approval. The definition of “Shareholder Approval” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“”Shareholder Approval” means the approval with respect to the issuance of the Common Warrants and the Warrant Shares upon the exercise thereof.”

2.	No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the SPA are and shall remain in full force and effect.

3.	Integration. This Amendment and the SPA together constitute the entire agreement and the understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

4.	Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW AND CONSENT TO JURISDICTION SET FORTH IN SECTION 5.9 OF THE SPA, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE.

5.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall be deemed to be one and the same agreement. A signed copy of this agreement delivered electronically shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AETHLON MEDICAL, INC.

By: /s/ James Frakes______________________
Name: James Frakes
Title: Chief Executive Officer and Chief Financial Officer

ARMISTICE CAPITAL MASTER FUND, LTD

By: /s/ Steven Boyd________________________
Name: Steven Boyd
Title: CIO of Armistice Capital, LLC, the Investment Manager

[Signature Page to Amendment]

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